Exhibit 10.5

                         INVESTMENT ADVISORY AGREEMENT

          Agreement made this 1st day of July, 2005 between Hennessy Funds Trust (f/k/a The Henlopen Fund), a Delaware statutory trust (the "Trust"), and
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Hennessy Advisors, Inc., a California corporation (the "Adviser").
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                              W I T N E S S E T H:

          WHEREAS, the Trust is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end
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management investment  company,  having  one series,  the  Hennessy  Cornerstone
Growth Fund, Series II (f/k/a The Henlopen Fund) (the "Fund"); and
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          WHEREAS, the  Trust  desires  to  retain  the  Adviser,  which  is  an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser to the Fund.

          NOW, THEREFORE, the Trust and the Adviser do mutually promise and agree as follows:

          1.   Employment.  The Trust hereby employs the Adviser to manage the
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investment and reinvestment of the assets of the Fund for the period and on  the
terms set forth in this Agreement.   The Adviser hereby accepts such  employment
for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

          2.   Authority of the Adviser.  The Adviser shall supervise and manage
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the investment  portfolio of  the Fund,  and, subject  to such  policies as  the trustees of the Trust may determine, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of
the Trust or the Fund.   However, one or more shareholders, officers,  directors
or employees of the Adviser may serve as trustees and/or officers of the Trust, but without compensation or reimbursement of expenses for such services from the Trust. Nothing herein contained shall be deemed to require the Trust to take any action contrary to its Certificate of Trust or Trust Instrument, as each may be amended from time to time, or any applicable statute or regulation, or to relieve or deprive the trustees of the Trust of their responsibility for, and control of, the affairs of the Trust.

          3.   Expenses.  The Adviser, at its own expense and without
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reimbursement from the Trust  or the Fund, shall  furnish office space, and  all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall also bear all sales and promotional expenses of the Fund except for expenses incurred in complying with laws
regulating the issue or sale of securities.   The Adviser shall not be  required
to pay any expenses of the Fund unless the total expenses borne by the Fund, including the Adviser's fee but excluding all federal, state and local taxes, interest, brokerage commissions and other costs incurred in connection with the purchase and sale of securities and extraordinary items, in any year exceed that percentage of the average net asset value of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage, if any, provided by the state laws of the various states in which the Fund's shares are qualified for sale. The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, trustees' fee paid to those trustees who are not interested trustees under the Act; the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the Act (and amendments thereto); the expense of registering its shares with the Securities and Exchange Commission and in the various states; the printing and distribution cost of prospectuses mailed to existing shareholders; the cost of trustee and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements; interest charges; taxes; legal expenses; salaries of administrative and clerical personnel; association membership dues; auditing and accounting services; insurance premiums; brokerage and other costs incurred in connection with the purchase and sale of securities; fees and expenses of the custodian of the Fund's assets; shareholder servicing fees; expenses of calculating the net asset value and repurchasing and redeeming shares; charges and expenses of dividend disbursing agents, registrars and stock transfer agents, fund administrators and fund accountants; and the cost of keeping all necessary shareholder records and accounts.

          The Trust shall monitor the Fund's expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, if any, the Fund shall create an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the expense limitation.

          4.   Compensation of the Adviser.  For the services and facilities to
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be rendered and the charges and expenses to be assumed by the Adviser hereunder, the Trust through the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The advisory fee shall be 0.74% per annum of such average net assets. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net assets of the business days during which it is so in effect.

          5.   Ownership of Shares of the Fund.  The Adviser shall not take, and
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shall not permit any of its shareholders, officers, directors or employees to take, a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6.   Exclusivity.  The services of the Adviser to the Trust hereunder
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are not to be deemed exclusive and the Adviser shall be free to furnish  similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has permitted and is permitting the Trust and the Fund to use the names "Hennessy" and "Cornerstone Growth," it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such names, and that the Trust and the Fund will not use such names if the Adviser ceases to be the Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

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          7.   Liability.  In the absence of willful misfeasance, bad faith,
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gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8.   Brokerage Commissions.  The Adviser, subject to the control and
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direction of the trustees of the  Trust, shall have authority and discretion  to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be
executed.   The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to
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the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the trustees of the Trust may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9.   Code of Ethics.  The Adviser has adopted a written code of ethics
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complying with the requirements of Rule 17j-1 under the Act and has provided the
Trust with a  copy of the  code of ethics  and evidence of  its adoption.   Upon
written request of the Trust, the Adviser shall permit the Trust to examine any reports required to be made by the Adviser pursuant to Rule 17j-1 under the Act.

          10.  Amendments.  This Agreement may be amended by the mutual consent
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of the parties; provided, however,  that in no event  may it be amended  without the approval of the trustees of the Trust in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

          11.  Termination.  This Agreement may be terminated at any time,
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without the payment of any penalty, by the trustees of the Trust or by a vote of the majority of the outstanding voting securities of the Fund, as defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for two (2) years from the date hereof and indefinitely thereafter, but only so long as the continuance after such two (2) year period is specifically approved annually by (i) the trustees of the Trust or by the vote of the majority of the outstanding voting securities of the Trust, as defined in the Act, and (ii) the trustees of the Trust in the manner required by the Act, provided that any such approval may be made effective not more than sixty (60) days thereafter.

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          12.  Obligations of the Trust.  The name "Hennessy Funds Trust" and
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references to the  trustees of Hennessy  Funds Trust refer  respectively to  the
Trust created and the trustees, as trustees but not individually or personally, acting from time to time under a Trust Instrument dated September 16, 1992 which is hereby referred to and a copy of which is on file at the principal office of the Trust. The obligations of Hennessy Funds Trust entered into in the name or on behalf thereof by any of the trustees, representatives or agents of the Trust are made not individually, but in such capacities, and are not binding upon any of the trustees, shareholders, or representatives of the Trust personally, but bind only the Trust property, and all persons dealing with any class of shares of the Trust must look solely to the Trust property belonging to such class for the enforcement of any claims against the Trust.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                              HENNESSY ADVISORS, INC.

                              By:  /s/ Neil J. Hennessy
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                                   Neil J. Hennessy
                                   President

                              HENNESSY FUNDS TRUST

                              By:  /s/ Neil J. Hennessy
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                                   Neil J. Hennessy
                                   President

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